[USAA                        USAA INVESTMENT TRUST
EAGLE                     GROWTH AND TAX STRATEGY FUND
LOGO (R)]              SUPPLEMENT DATED JANUARY 31, 2003
                               TO THE PROSPECTUS
                             DATED OCTOBER 1, 2002

EFFECTIVE JANUARY 31, 2003, JOANNE L. HOWARD REPLACED MARY BERSOT AS CO-MANAGER OF THE BLUE CHIP STOCKS INVESTMENT CATEGORY OF THE GROWTH AND TAX STRATEGY FUND ON BEHALF OF DRESDNER RCM. PAGES 23-24 OF THE PROSPECTUS ARE AMENDED AS FOLLOWS TO REFLECT THIS CHANGE.

Joanne L. Howard, CFA, managing director, co-CIO, and senior portfolio manager, U.S. Large Cap Equities, is a member of the Equity Portfolio Management Team and has 38 years of experience in the investment management business. She joined Dresdner RCM in 1992. Ms. Howard has been president of both the Security Analysts of San Francisco and the Financial Women's Association of San Francisco. She is a graduate of the University of Wisconsin with a BBA (Phi Beta Kappa) and an MBA in finance.


THE FOLLOWING LANGUAGE REPLACES EXISTING "BANK WIRE" LANGUAGE FOUND ON PAGE 28 OF THE PROSPECTUS.

To open or add to your account, call 1-800-531-8448 or visit our web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

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